RANSON UNIT INVESTMENT TRUSTS, SERIES 73

Nasdaq-100 Index Trust, Series 4-D seeks to increase the value of your investment by investing in a portfolio of stocks included in the Nasdaq-100 Index. The Trust seeks to produce investment results that generally correspond to the price and yield performance of the Nasdaq-100 Index. Neither The Nasdaq Stock Market, Inc. nor the National Association of Securities Dealers, Inc. sponsors, endorses or promotes the Trust. The Trust is not affiliated with these entities. Of course, we cannot guarantee that the Trust will achieve its objectives.

 Units are not deposits or obligations of any bank or government agency and are not guaranteed.

 The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus.  Any contrary representation is a criminal offense.


       You should read this prospectus and retain it for future reference.














                THE DATE OF THIS PROSPECTUS IS NOVEMBER 19, 1998.

SUMMARY

THE TRUST. Nasdaq-100 Index Trust, Series 4-D (the "Trust") is a separate unit investment trust included in Ranson Unit Investment Trusts, Series 73 (the "Fund"), an investment company registered under the Investment Company Act of 1940. The Trust initially consists of securities and delivery statements (i.e., contracts) to purchase common stocks issued by companies selected in accordance with the selection and weightings of stocks established by the stock index.*
The initial deposit of Securities (including contracts) into the Trust will consist of at least 100 shares of the stocks which comprise the stock index. Thereafter, the Sponsor intends to create and maintain the Trust portfolio which duplicates, to the extent practicable, the weightings of stocks which comprise the stock index. During the initial deposit period of the Trust the Sponsor will continue to deposit Securities (contracts for the purchase thereof), or cash with instructions to purchase such Securities, until at the end of such period the Trust comprises substantially all of the stocks in the stock index, in substantially the same weightings as in the index (the "Initial Adjustment Period"). The Sponsor estimates that the Initial Adjustment Period will last no longer than 30 days following the Initial Date of Deposit and could last as little as one day. For the criteria used by the Sponsor in selecting the Securities, see "The Trust Portfolio-Securities Selection." The value of all portfolio Securities and, therefore, the value of the Units will fluctuate in value depending on the full range of economic and market influences affecting corporate profitability, the financial condition of issuers and the prices of equity securities in general and the Securities in particular. Capital appreciation is, of course, dependent upon several factors including, among other factors, the financial condition of the issuers of the Securities (see "The Trust Portfolio").

The Trust was formed with the investment objective of obtaining capital appreciation over the life of the Trust through investment in a portfolio of equity securities of substantially all of the companies which comprise the Nasdaq-100 Index. An indexing strategy attempts to track the performance of a specific market index. As part of an overall investment strategy, indexing may provide additional growth potential in an otherwise conservative portfolio and blend as a companion investment to hedge an aggressive equity strategy. There can be no assurance that the Trust's objective will be met because it may be impracticable for the Trust to duplicate or maintain precisely the relative weightings of the common stocks which comprise the stock index or to purchase all of such stocks. Additionally, an investment in Units of the Trust includes payment of sales charges, fees and expenses which are not considered in the total return of the stock index.

Additional Units of the Trust may be issued at any time by depositing in the Trust additional Securities, contracts to purchase additional Securities together with cash or irrevocable letters of credit, or cash with instructions to purchase additional Securities. As additional Units are issued by the Trust as a result of the deposit of additional Securities, the aggregate value of the Securities in the Trust will be increased and the fractional undivided interest in the Trust represented by the Unit will be decreased. The Sponsor may continue to make additional deposits of Securities into the Trust from time to time following the Initial Date of Deposit, provided that such additional deposits will be in amounts which will maintain, as closely as practicable, the proportionate relationship among each Security in the stock index. Thus, although additional Units will be issued, each Unit will continue to represent approximately the same weighting of the then current components of the stock index. Precise duplication of the relationship among the Securities in the Trust may not be achieved because it may be economically impracticable as a result of certain economic factors or procedural policies of the Trust. If the Sponsor deposits cash, existing and new investors may experience a dilution of
--------------------
* "Nasdaq(Registered Trademark)", "Nasdaq-100(Registered Trademark)" and "Nasdaq-100 Index(Registered Trademark)" are registered marks of The Nasdaq Stock Market, Inc. and are licensed for use by the Sponsor.

their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because the Trust will pay the associated brokerage fees. To minimize this effect, the Trust will attempt to purchase the Securities as close to the Evaluation Time or as close to the evaluation prices as possible. See "The Trust Funds."

Each Unit of the Trust initially offered represents that undivided interest in the Trust indicated under "Essential Information" (as may be adjusted pursuant to footnote 1 thereto). To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities being deposited by the Sponsor, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

PUBLIC OFFERING PRICE. The Public Offering Price per Unit of the Trust is based on the underlying value of the Securities in such Trust plus the applicable initial sales charge described under "Public Offering Of Units-Public Offering Price." Unitholders will also be assessed a deferred sales charge as set forth under "Public Offering Of Units-Public Offering Price." If Units were purchased on the Initial Date of Deposit and held until the mandatory termination of the Trust, the total sales charge paid would be that amount set forth under "Fee Table."

DISTRIBUTIONS OF INCOME AND CAPITAL. Dividends, if any, received by the Trust will be distributed quarterly and any funds in the Capital Account will be distributed annually. See "Unitholders-Distributions to Unitholders."

REINVESTMENT. Each Unitholder may elect to have distributions of income, capital gains and/or capital on their Units automatically invested into additional Units of the Trust without a sales charge. In addition, all Unitholders may elect to have such distributions automatically reinvested into shares of certain Scudder Kemper Investments, Inc. front-end load mutual fund (other than those funds sold with a contingent deferred sales charge) registered in such Unitholder's state of residence at net asset value. Such distributions will be reinvested without charge to the participant on each applicable Distribution Date. See "Unitholders-Distribution Reinvestment." A current prospectus for the reinvestment fund selected, if any, will be furnished to any investor who desires additional information with respect to reinvestment.

MARKET FOR UNITS. While under no obligation to do so, the Sponsor intends to, and certain dealers may, maintain a market for the Units of the Trust and offer to repurchase such Units at prices subject to change at any time which are based on the current underlying value of the Securities in the Trust. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor and/or the dealers may either discontinue all purchases of Units or discontinue purchases of Units at such prices. A Unitholder may also dispose of Units through redemption at the Redemption Price on the date of tender to the Trustee. See "Redemption-Computation of Redemption Price."

TERMINATION. No later than the date specified under the Mandatory Termination Date in "Essential Information," Securities will begin to be sold in connection with the termination of the Trust and it is expected that all Securities in the Trust will be sold within a reasonable amount of time after the Mandatory Termination Date. The Sponsor will determine the manner, timing and execution of the sale of the underlying Securities.

At termination, Unitholders will receive a cash distribution within a reasonable time after the Trust is terminated. Instead of a cash distribution, Unitholders who own at least $1,000,000 in Units of the Trust will be able to elect an in kind distribution. See "Unitholders-Distributions to Unitholders" and "Administration of the Trust-Amendment and Termination."

RISK FACTORS. An investment in the Trust should be made with an understanding of the risks associated therewith, including the possible deterioration of either the financial condition of the issuers or the general condition of the stock market. Additionally, it is anticipated that the identity and weighting of the stocks in the Nasdaq-100 Index will change from time to time and the adverse financial condition of a company will not result directly in its elimination from the portfolio unless the company is removed from the Nasdaq-100 Index. For risk considerations related to the Trust, see
"Risk Factors."

NASDAQ-100(REGISTERED TRADEMARK) INDEX LICENSING AGREEMENT

The Sponsor has entered into a license agreement with The Nasdaq Stock Market, Inc. (the "License Agreement"), under which the Nasdaq-100 Trust (through the Sponsor) is granted licenses to use the trademark and tradenames "Nasdaq," "Nasdaq-100," and "Nasdaq-100 Index" solely in materials relating to the creation and issuance, marketing and promotion of the Trust and in accordance with any applicable federal and state securities law to indicate the source of the Nasdaq-100 Index as a basis for determining the composition of the Trust's portfolio. As consideration for the grant of the license, the Trust will pay to The Nasdaq Stock Market, Inc. an annual fee equal to that amount described under "Expenses of the Trust." If the Nasdaq-100 Index ceases to be compiled or made available or the anticipated correlation between the Trust and the Nasdaq-100 Index is not maintained, the Sponsor may direct that the Trust continue to be operated using the Nasdaq-100 Index as it existed on the last date on which it was available or may direct that the Trust Agreement be terminated (see "Administration of the Trust-Amendment and Termination").

Neither the Trust nor the Unitholders are entitled to any rights whatsoever under the foregoing licensing arrangements or to use any of the covered trademarks or to use the Nasdaq-100 Index, except as specifically described herein or as may be specified in the Trust Agreement.

The Trust is not sponsored, endorsed, sold or promoted by The Nasdaq
Stock Market, Inc. (including its affiliates) (the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Trust or Units of the Trust. The Corporations make no representation or warranty, express or implied to the owners of Units of the Trust or any member of the public regarding the advisability of investing in securities generally or in Units of the Trust particularly or the ability of the Nasdaq-100 Index to track general stock market performance. The Corporations' only relationship to the Sponsor ("Licensee") and the Trust is in the licensing of certain trademarks, service marks, and trade names of the Corporations and the use of the Nasdaq-100 Index which is determined, composed and calculated by Nasdaq without regard to the Licensee, the Trust or Unitholders of the Trust. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Trust into consideration in determining, composing or calculating the Nasdaq-100 Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Units of the Trust to be issued or in the determination or calculation of the equation by which the Units of the Trust are to be converted into cash. The Corporations have no liability in connection with the administration or operations of the Trust, marketing or trading of Units of the Trust.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF UNITS OF THE NASDAQ-100 TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RANSON UNIT INVESTMENT TRUSTS, SERIES 73

ESSENTIAL INFORMATION

AS OF NOVEMBER 18, 1998*
SPONSOR, SUPERVISOR AND EVALUATOR:  RANSON & ASSOCIATES, INC.
TRUSTEE:                            THE BANK OF NEW YORK
NASDAQ-100 TRUST LICENSOR:          THE NASDAQ STOCK MARKET, INC.

                                                                            Nasdaq-100
                                                                              Trust
                                                                            ----------
Cusip (Cash)                                                                 753268739
Cusip (Reinvest)                                                             753268747
Number of Units (1)                                                             40,025
Fractional Undivided Interest Per Unit(1)                                     1/40,025
Public Offering Price:
  Aggregate Value of Securities in Portfolio (2)                            $  396,250
  Aggregate Value of Securities per Unit                                    $    9.900
  Plus total sales charge (3)                                               $     .350
  Less deferred sales charge per Unit                                       $   (.250)
Public Offering Price Per Unit (4)                                          $   10.000
Redemption Price Per Unit (5)                                               $    9.650
Excess of Public Offering Price Per Unit over Redemption Price Per Unit     $     .350
Estimated Organizational Expenses per Unit (2)                              $     .015

Minimum Value of Trust under which Trust Agreement
    may be Terminated                                   The Trust may be terminated if the value thereof is
                                                        less than the lower of $2,000,000 or 20% of the total
                                                        value of Securities deposited in the Trust during
                                                        the initial offering period.
Mandatory Termination Date                              November 19, 2001
Supervisor's Annual Surveillance Fee                    Maximum of $0.003 per Unit
Evaluator's Annual Evaluation Fee                       Maximum of $0.003 per Unit
Trustee's Annual Fee                                    $0.009 per Unit
Record and Computation Dates (6)                        FIRST day of January, April, July and October
Distribution Dates (6)                                  FIFTEENTH day of January, April, July and October

Evaluations for purposes of sale, purchase or redemption of Units are made as of 3:15 p.m. Central Time next following receipt of an order for a sale or purchase of Units or receipt by the Trustee of Units tendered for redemption.

* The business day prior to the Initial Date of Deposit
--------------------
(1) As of the close of business on the Initial Date of Deposit, the number of Units of the Trust may be adjusted so that the aggregate value of Securities per Unit will equal approximately $10. Therefore, to the extent of any such adjustment the fractional undivided interest per Unit will increase or decrease accordingly from the amounts indicated above.

(2) Each Security is valued at the closing sale price on the New York Stock Exchange. Unitholders will bear all or a portion of the expenses incurred in organizing and offering the Trust. The Public Offering Price includes the estimated amount of these costs. The Trustee will deduct these expenses from the Trust at the end of the initial offering period (approximately six months).

(3) The total sales charge consists of an initial sales charge and a deferred sales charge. The initial sales charge is equal to the difference between the maximum sales charge and the deferred sales charge. The maximum sales charge is equal to 3.50% of the Public Offering Price per Unit. The deferred sales charge is equal to $0.250 per Unit.

(4) On the Initial Date of Deposit there will be no accumulated dividends in the Income Account. Anyone ordering Units after such date will pay his pro rata share of any accumulated dividends in such Income Account.

(5) The redemption price and secondary market repurchase price include the estimated organizational costs. These costs are set forth in the "Fee Table". The redemption price and secondary market repurchase price will not include these costs after the initial offering period.

(6) Distributions from the Income Account, if any, will be made commencing on January 4, 1999.

FEE TABLE

This Fee Table is intended to assist investors in understanding the costs and expenses that an investor in the Trust will bear directly or indirectly. See "Public Offering of Units" and "Expenses of the Trust." Although the Trust is a unit investment trust rather than a mutual fund and may have a term of less than the periods indicated, this information is presented to permit a comparison of fees.

                                                                                     Amount Per
                                                                                        Unit
                                                                                     ----------
UNITHOLDER TRANSACTION EXPENSES (AS OF THE INITIAL DATE OF DEPOSIT)
  (AS A PERCENTAGE OF OFFERING PRICE)
     Initial Sales Charge (1)                                               1.00%     $0.100(1)
     Deferred Sales Charge (2)                                              2.50%      0.250
                                                                            -----     ------

Total Sales Charge                                                          3.50%     $0.350
                                                                            =====     ======

ESTIMATED ORGANIZATIONAL EXPENSE PER UNIT (3)                               .150%     $.015
                                                                            =====     ======

ESTIMATED ANNUAL OPERATING EXPENSES (AS OF THE INITIAL DATE OF DEPOSIT)
  (AS A PERCENTAGE OF NET ASSETS)
     Trustee's Fee                                                          .090%     $.009
     Portfolio Evaluation Fees                                              .030%      .003
     Surveillance Fee                                                       .030%      .003
                                                                            -----     ------

          Total                                                             .150%     $.015
                                                                            =====     ======

                                     EXAMPLE

                                                                                   Cumulative Expenses Paid for Period of:
                                                                                 ------------------------------------------
                                                                                 1 Year    3 Years     5 Years     10 Years
                                                                                 ------    -------     -------     --------
An investor would pay the following expenses on a $1,000 investment assuming the applicable sales charges and an initial estimated operating expense ratio of .30% on the Trust, a 5% annual return and redemption
  at the end of each time period                                                   $38        $41        N/A         N/A

The example utilize a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The examples should not be considered representations of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the examples.

(1) The Initial Sales Charge is equal to the difference between the maximum sales charge and the deferred sales charge.

(2) The actual Deferred Sales Charge for the Trust is $0.25 per Unit, irrespective of purchase or redemption price deducted on a monthly basis commencing June 1999 through November 1999. If the Unit price exceeds $10.00 per Unit, the Deferred Sales Charge will be less than the percentage set forth above. If the Unit price is less than $10.00 per

    Unit, the Deferred Sales Charge will exceed the percentage set forth above. Units purchased subsequent to the initial deferred sales charge payment will be subject to the initial sales charge and any remaining deferred sales charge payments.

(3) Unitholders will bear all or a portion of the expenses incurred in establishing and offering the Trust. The Trustee will deduct the actual amount of these expenses from the Trust at the end of the initial offering period.

THE TRUST FUND

Ranson Unit Investment Trusts, Series 73 (the "Fund") includes an underlying unit investment trust designated as Nasdaq-100 Index Trust, Series 4-D (the "Trust"). The Fund was created under the laws of the State of New York pursuant to the trust indenture (the "Trust Agreement") dated the date of this prospectus (the "Initial Date of Deposit") between Ranson & Associates, Inc. (the "Sponsor") and The Bank of New York (the "Trustee").*

The Trust contains common stocks issued by substantially all of the companies which comprise the Nasdaq-100 Index. As used herein, the term "Securities" means the common stocks (including contracts for the purchase thereof) initially deposited in the Trust and described in the related portfolio and any additional common stocks acquired and held by the Trust pursuant to the provisions of the Trust Agreement.

On the Initial Date of Deposit, the Sponsor delivered to the Trustee Securities or contracts for the purchase thereof for deposit in the Trust. This initial deposit into the Trust consisted of at least 100 shares of each of the stocks which comprise the stock index. During the Initial Adjustment Period, the Sponsor intends to create and maintain the Trust portfolio which duplicates, to the extent practicable, the weightings of stocks which comprise the stock index. The Sponsor anticipates that within the Initial Adjustment Period, the Trust will comprise the stocks in the stock index in substantially the same weightings as in such index. In connection with any deposit of Securities, purchase and sale transactions will be effected in accordance with computer program output showing which Securities are under- or over-represented in the Trust portfolio. Neither the Sponsor nor the Trustee will exercise any investment discretion in connection with such transactions. Precise duplication of the relationship among the Securities in the stock index may not be achieved because it may be economically impracticable or impossible to acquire very small numbers of shares of certain stocks and because of other procedural policies of the Trust, but correlation between the performance of the stock index and the Trust portfolio is expected to be between .97 and .99.

By investing in substantially all of the common stocks, in substantially the same proportions, which comprise the stock index, the Trust seeks to produce investment results that generally correspond to the price and yield performance of the equity securities represented by such index over the term of the Trust. Due to various factors discussed below, there can be no assurance that this objective will be met. An investment in Units of the Trust should be made with an understanding that the Trust includes payments of sales charges, fees and expenses which may not be considered in public statements of the total return of the stock index.

Subsequent to the Initial Date of Deposit, the Sponsor may deposit additional Securities in the Trust, contracts to purchase additional Securities along with cash (or a bank letter of credit in lieu of cash) to pay for such contracted Securities or cash (including a letter of credit) with instructions to purchase additional Securities,

--------------------
* Reference is made to the Trust Agreement and any statement contained herein is qualified in its entirety by the provisions of the Trust Agreement.

maintaining, as closely as practicable the same proportionate relationship among the Securities in the portfolio as reflected in the stock index. Thus, although additional Units will be issued, each Unit of the Trust will continue to represent approximately a weighting of the then current components of the stock index at any such deposit. Precise duplication of the relationship among the Securities in the Trust may not be achieved because it may be economically impracticable as a result of certain economic factors and procedural policies of the Trust such as (1) price movements of the various Securities will not duplicate one another, (2) the Sponsor's current intention is to purchase shares of the Securities in round lot quantities only, (3) reinvestment of excess proceeds not needed to meet redemptions of Units may not be sufficient to acquire equal round lots of all the Securities in the Trust and (4) reinvestment of proceeds received from Securities which are no longer components of the stock index might not result in the purchase of an equal number of shares in any replacement Security. If the Sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because the Trust will pay the associated brokerage fees. To minimize this effect, the Trust will attempt to purchase the Securities as close to the Evaluation Time or as close to the evaluation prices as possible.

The Trust consists of (a) the Securities listed under the "Portfolio" as may continue to be held from time to time in the Trust (b) any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement and (c) any cash held in the Income and Capital Accounts of the Trust. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities. However, should any contract for the purchase of any of the Securities initially deposited hereunder fail, the Sponsor will, unless substantially all of the moneys held in the Trust to cover such purchase are reinvested in substitute Securities in accordance with the Trust Agreement, refund the cash and sales charge attributable to such failed contract to all Unitholders on the next distribution date.

On the Initial Date of Deposit, the Sponsor delivered to the Trustee Securities or contracts for the purchase thereof for deposit in the Trust. For the Securities so deposited, the Trustee delivered to the Sponsor documentation evidencing the ownership of that number of Units of the Trust set forth under "Essential Information."

THE TRUST PORTFOLIO

The Trust portfolio will consist of as many of the Nasdaq-100 Index stocks as is feasible in order to achieve the Trust's objective of attempting to provide investment results that duplicate substantially the total return of the Nasdaq-100 Index. Following the Initial Adjustment Period, the Trust is expected to be invested in no less than 95% of the stocks comprising the index. Although it may be impracticable for the Trust to own certain of such stocks at any time, the Sponsor expects to maintain a correlation between the performance of the Trust portfolio and that of the index of between .97 and .99. Adjustments to the Trust portfolio will be made on an ongoing basis in accordance with the computer program output to match the weightings of the Securities as closely as is feasible with their weightings in the index as the Trust invests in new Securities in connection with the creation of additional Units, as companies are dropped from or added to such index or as Securities are sold to meet redemptions. These adjustments will be made on the business day following the relevant transaction in accordance with computer program output showing which of the Securities are under- or over-represented in the Trust portfolio. Adjustments may also be made from time to time to maintain the appropriate correlation between the Trust and the index. The proceeds from any sale will be invested in those Securities which the computer program indicates are most under-represented in the related portfolio. See "Investment Supervision."

Due to changes in the composition of the Nasdaq-100 Index, adjustments to the Trust portfolio may be made from time to time. It is anticipated that most of such changes in the Nasdaq-100 Index will occur as a result of merger or acquisition activity. In such cases, the Trust, as a shareholder of an issuer which is the object of such merger or acquisition activity, will presumably receive various offers from potential acquirers of the issuer. The Trustee is not permitted to accept any such offers until such time as the issuer has been removed from the index. Since, in most cases, an issuer is removed from an index only after the consummation of a merger or acquisition, it is anticipated that the Trust will generally acquire, in exchange for the stock of the deleted issuer, the consideration that is being offered to shareholders of that issuer who have not tendered their shares prior to that time. Any cash received as consideration in such transactions will be reinvested in the most under-represented Securities as determined by the computer program output. Any securities received as consideration which are not included in the index will be sold as soon as practicable and will also be reinvested in the most under-represented Securities as determined by the computer program output.

In attempting to duplicate the proportionate relationships represented by each index, the Sponsor does not anticipate purchasing or selling stock in quantities of less than round lots (100 shares). In addition, certain Securities may not be available in the quantities specified by the computer program. For these reasons, among others, precise duplication of the proportionate relationships in the index may not be possible but will continue to be the goal of the Trust in connection with acquisitions or dispositions of Securities. See "Investment Supervision." As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in the Trust portfolio and will vote such stocks in accordance with the instructions of the Sponsor.

Investors should note that the Trust is not sponsored, endorsed or promoted by or affiliated with The Nasdaq Stock Market, Inc. and The Nasdaq Stock Market, Inc. makes no representation, express or implied, to the Trust or Unitholders regarding the advisability of investing in an index investment or unit investment trust generally or in the Trust specifically or the ability of the index to track general stock market performance.

Although there can be no assurance that such Securities will appreciate in value over the life of the Trust, over time stock investments have generally out-performed most other asset classes. However, it should be remembered that common stocks carry greater risks, including the risk that the value of an investment can decrease (see "Risk Factors-Certain Investment Considerations"), and past performance is no guarantee of future results.

THE NASDAQ-100 INDEX

The Nasdaq-100 Index is composed of 100 of the largest non-financial Nasdaq National Market common stocks. Nasdaq, which represents the fastest growing stock market in the U.S., is also one of the first fully electronic stock markets in the world. This modern-day securities market began operations in 1971 and today lists more companies than any other market in the U.S. The Nasdaq-100 Index is limited to one issue per company. At the time of inclusion in the Nasdaq-100 Index, index securities must have a minimum market value of at least $500 million. In the event a security is deleted from the Nasdaq-100 Index, the largest non-financial issue not then in the Nasdaq-100 Index which meets the applicable criteria will be substituted.

The Nasdaq Stock Market, Inc. has established procedures for, and controls over, substitutions of securities and may periodically, at its discretion, make changes in component stocks so that the Index will more accurately reflect the overall composition of the non-financial sector of The Nasdaq Stock Market.
Each security in the Nasdaq-100 Index is represented by its market capitalization in relation to the total market value of the Nasdaq-100 Index. Companies are selected using criteria that includes company trading volume, company visibility, continuity of the components in the Nasdaq-100 Index, and a good mix of industries represented on The Nasdaq Stock Market. Chicago Board Options Exchange, the largest options exchange in the world, began trading Nasdaq-100 Index options on February 7, 1994. As of November 18 1998, the Nasdaq-100 Index was comprised of the following industry sectors: Technology Services (31.8%), Computer Technology (21.3%), Telecommunications (18.5%), Electronic Technology (16.7%), Industrial Services and Transportation (4.5%), Health Technology (4.1%) and Retail (3.1%). As used herein Electronic Technology describes companies that manufacture computer chips and other computer hardware (such as Intel Corporation, Cisco Systems, Inc. and Apple Computer, Inc.), whereas Technology Services describes publishers of computer software and operating systems (such as Microsoft Corporation and Oracle Corporation).

The table below illustrates the characteristics of the average company included in the Nasdaq-100 Index as of the end of 1997. It is important to note that, unless provided otherwise, the data included in the table encompasses average data, not the total data of all companies in the Nasdaq-100 Index and is not intended to describe or predict the financial data, returns or characteristics of any company included or to be included in the Nasdaq-100 Index.

FINANCIAL CHARACTERISTICS (MILLIONS)                        TRADING CHARACTERISTICS (AVERAGES)
------------------------------------                        ----------------------------------
Total Assets                           $     3,509.2        Share Price                  $50.0
Shareholders' Equity                   $     1,630.8        Number of Market Makers       35.6
Total Revenues                         $     2,980.4
Net Income                             $       224.4
Shares Outstanding                             222.3
Market Value of Shares Outstanding     $    11,114.4
P/E Ratio for Total Index(a,b)                  49.5

--------------------
a Total market value divided by total earnings b These figures represent total data for all index companies.

The following table depicts the Year-End Index Value for the Nasdaq-100 Index from inception (February 1, 1985) through December 31, 1997. The formula used in calculating the Nasdaq-100 Index Level is described below. The table uses data that is adjusted to reflect that the Nasdaq-100 Index level was halved on January 3, 1994, and does not reflect reinvestment of dividends. Investors should note that the figures below represent past performance of the Nasdaq-100 Index and not the future performance of the Nasdaq-100 Index or the Nasdaq-100 Trust (which includes certain fees and expenses). Past performance is, of course, no guarantee of future results.

                                  YEAR-END     ANNUAL RETURN
                                   INDEX         (EXCLUDING
YEAR                               VALUE         DIVIDENDS)
----                              --------     -------------
February 1, 1985                    125.00          -
1985                                132.30         5.84%
1986                                141.41         6.89%
1987                                156.25        10.50%
1988                                177.41        13.54%
1989                                223.84        26.17%
1990                                200.53       (10.41)%
1991                                330.86        64.99%
1992                                360.19         8.86%
1993                                398.28        10.58%
1994                                404.27         1.50%
1995                                576.23        42.54%
1996                                821.36        42.54%
1997                                990.80        20.63%
1998 (through October 31)         1,400.52        41.35%
Total Return Since Inception                   1,020.42%

Because the Nasdaq-100 Trust is sold to the public at net asset value plus the applicable sales charge, and the expenses of the Trust are deducted before making distributions to Unitholders, investment in the Trust would have resulted in investment performance to Unitholders somewhat reduced from that reflected in the above table.

The Nasdaq-100 Index is market value weighted. The representation of each security in the Nasdaq-100 Index is proportional to its last sale price times the total number of shares outstanding, in relation to the total market value of the Nasdaq-100 Index. The level of the Nasdaq-100 Index is calculated as follows:


    Nasdaq -100 Index Level  =  Current Market Value    X          125
                                --------------------
                                Adjusted Base Period
                                    Market Value

    Adjusted Base Period     =  Current Market Value    X     Previous Base
                                 After Adjustments         Period Market Value
                                --------------------
                                Current Market Value
                                 Before Adjustments

The numeric value level of the Nasdaq-100 Index was established at 250 prior to the opening of the market on February 1, 1985. The Nasdaq-100 Index value was halved at the end of 1993. The level of the Nasdaq-100 Index will only change as a result of the price changes occurring between the opening and closing of the market. Adjustments for securities being added to or deleted from the Nasdaq-100 Index, or capitalization changes of adjustments, will take place during the system maintenance process which occurs after the market has closed. These adjustments will result in value changes to the current market value and adjusted base period market value, but will not in and of themselves alter the level of the Nasdaq-100 Index.

The Nasdaq-100 Index is also adjusted to account for stock splits and stock dividends during the system maintenance process. The system makes a price adjustment, however, to account for the increased number of shares outstanding from such an action with the result being that the current market value does not change.

In case of cash dividends other than extraordinary dividends, no system adjustment is made. The Nasdaq-100 Index formula relies on market forces to determine the level of the Nasdaq-100 Index. Neither the current market value nor the adjusted base period market value are adjusted to reflect ordinary cash dividends. At its discretion, The Nasdaq Stock Market, Inc. may temporarily suspend Nasdaq-100 Index securities from the calculation of the Nasdaq-100 Index or adjust the Nasdaq-100 Index divisor in those instances where an unusual cash dividend or spin-off might unduly influence the level of the Nasdaq-100 Index. The Nasdaq Stock Market, Inc. disseminates calculations of the Nasdaq-100 Index via Level 2 and Level 3 Nasdaq service and makes the Index calculation available to information vendors and the print media.

RISK FACTORS

PRICE VOLATILITY. Because the Trust invests in common stocks, you should understand the risks of investing in common stocks before purchasing Units. These risks include the risk that the financial condition of the company or the general condition of the stock market may worsen and the value of the stocks (and therefore Units) will fall. Common stocks are especially susceptible to general stock market movements. The value of common stocks often rises or falls rapidly and unpredictably as market confidence and perceptions of companies change. These perceptions are based on factors including expectations regarding government economic policies, inflation, interest rates, economic expansion or contraction, political climates and economic or banking crises. The value of Units will fluctuate with the value of the stocks in the Trust and may be more or less than the price you originally paid for your Units. As with any investment, we cannot guarantee that the performance of the Trust will be positive over any period of time. Because the Trust is unmanaged, the Trustee will not sell stocks in response to market fluctuations as is common in managed investments.

DIVIDENDS. Common stocks represent ownership interests in a company and are not obligations of the company. Accordingly, common stockholders have a right to receive payments from the company that is subordinate to the rights of creditors, bondholders or preferred stockholders of the company. This means that common stockholders have a right to receive dividends only if a company's board of directors declares a dividend and the company has provided for payment of all of its creditors, bondholders and preferred stockholders. If a company issues additional debt securities or preferred stock, the owners of these securities will have a claim against the company's assets before common stockholders if the company declares bankruptcy or liquidates its assets even though the common stock was issued first. As a result, the company may be less willing or able to declare or pay dividends on its common stock.

ADDITIONAL UNITS. The Sponsor may create additional Units of the Trust by depositing into the Trust additional stocks or cash with instructions to purchase additional stocks. A cash deposit could result in a dilution of your investment and anticipated income because of fluctuations in the price of the stocks between the time of the deposit and the purchase of the stocks and because the Trust will pay brokerage fees.

VOTING. Only the Trustee may sell or vote the stocks in the Trust. While you may sell or redeem your Units, you may not sell or vote the stocks in your Trust. The Sponsor will instruct the Trustee how to vote the stocks. The Trustee will vote the stocks in the same general proportion as shares held by other shareholders if the Sponsor fails to provide instructions.

YEAR 2000. The Trust could be negatively impacted if computer systems used by the Sponsor, Evaluator, Supervisor or Trustee or other service providers to the Trust do not properly process date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Sponsor, Evaluator, Supervisor and Trustee are taking steps to address this problem and to obtain reasonable assurances that other service providers to the Trust are taking comparable steps. We cannot guarantee that these steps will be sufficient to avoid any adverse impact on the Trust. This problem is expected to impact corporations to varying degrees based on factors such as industry sector and degree of technological sophistication. We cannot predict what impact, if any, this problem will have on the issuers of stocks in the Trust.

TECHNOLOGY ISSUERS. The Nasdaq-100 Index includes a concentration of issuers within the technology industry. A portfolio concentrated in a single industry may present more risk than a portfolio broadly diversified over several industries. The Trust, and therefore Unitholders, may be particularly susceptible to a negative impact resulting from adverse market conditions or other factors affecting technology issuers because any negative impact on the technology industry will not be diversified among issuers within other unrelated industries. Accordingly, an investment in Units should be made with an understanding of the characteristics of the technology industry and the risks involved with such an investment.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer related equipment, computer networks, communications systems, telecommunications products, electronic products, and other related products, systems and services. The market for technology products and services, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. Part of a company's success depends on the timely and successful introduction of new products. An unexpected change in a particular technology or in the market for certain products may have a negative impact on a company's operating results. Furthermore, we cannot guarantee that the companies can respond in time to compete in the rapidly developing marketplace.

The market for certain technology products and services continues to develop and rapidly evolve. The number of market entrants continues to increase. Additionally, some technology companies are just starting their business. These companies are in the early stage of development and cannot predict their future performance. It is important to note that following its initial public offering, a security is likely to experience substantial stock price volatility and speculative trading. Accordingly, we cannot guarantee that you will receive an amount greater than or equal to your initial investment when you redeem Units or when your Trust terminates.

Based on trading history, factors such as announcements of new products or development of new technologies and general conditions of the industry can cause stock prices to fluctuate dramatically. At times, however extreme price and volume fluctuations are unrelated to the operating performance of a company. This market volatility can impact your ability to redeem Units, or roll over Units into a new trust, at a price equal to or greater than what you paid.

Some key components of some technology products are currently available only from single sources. This can impact the cost of and ability to acquire these components. Accordingly, a company's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology companies serve highly concentrated customer bases consisting of a limited number of large customers. These customers may require product vendors to comply with rigorous and constantly developing industry standards. Any failure to meet these standards may result in a significant loss or reduction of sales. Many products and technologies are incorporated into other related products. As a result, certain companies depend on the performance of other computer, electronics and communications companies. We cannot guarantee that these customers will place additional orders, or that a company will obtain the same or similar orders from other customers. Similarly, certain companies' success is tied to a relatively small concentration of products or technologies with intense competition between companies. Accordingly, a decline in demand of these products, technologies or from customers could have a negative impact on issuers of the Securities.

FEDERAL TAX STATUS

The Trust has elected and intends to qualify on a continuing basis for special federal income tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust so qualifies and timely distributes to Unitholders 90% or more of its taxable income (without regard to its net capital gain, i. e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to Unitholders. In addition, to the extent the Trust timely distributes to Unitholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies."
Because the Trust intends to timely distribute its taxable income (including any net capital gain), it is anticipated that the Trust will not be subject to Federal income tax or the excise tax.

Distributions to Unitholders of the Trust's income, other than distributions which are designated as capital gain dividends, will be taxable as ordinary income to Unitholders, except that to the extent that distributions to a Unitholder in any year exceed the Trust's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the Unitholder's basis in his Units and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Units as discussed below. Although distributions generally will be treated as distributed when paid, distributions declared in October, November or December, payable to Unitholders of record on a specified date in one of those months and paid during January of the following year will be treated as having been distributed by the Trust (and received by the Unitholders) on December 31 of the year such distributions are declared.

Distributions of the Trust's net capital gain which are properly designated as capital gain dividends by the Trust will be taxable to Unitholders as long-term capital gain, regardless of the length of time the Units have been held by a Unitholder. A Unitholder may recognize a taxable gain or loss if the Unitholder sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will generally be a capital gain or loss, except in the case of a dealer or a financial institution. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a Unitholder holds Units for six months or less and subsequently sells such Units at a loss, the loss will be treated as a long-term capital loss to the extent that any long-term capital gain distribution is made with respect to such Units during the six-month period or less that the Unitholder owns the Units.

The Taxpayer Relief Act of 1997 includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisers with regard to any such constructive sales rules.

In addition, it should be noted that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Generally, the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge for the Trust is deferred. It is possible that for federal income tax purposes a portion of the deferred sales charge may be treated as interest which would be deductible by a Unitholder subject to limitations on the deduction of investment interest. In such case, the non-interest portion of the deferred sales charge would be added to the Unitholder's tax basis in his Units. In any case the income (or proceeds from redemption) a Unitholder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge.

Distributions which are taxable as ordinary income to Unitholders will constitute dividends for federal income tax purposes. When Units are held by corporate Unitholders, Trust distributions may qualify for the 70% dividends-received deduction, subject to the limitations otherwise applicable to the availability of the deduction, to the extent the distribution is attributable to dividends received by the Trust from United States corporations (other than real estate investment trusts) and is designated by the Trust as being eligible for such deduction. To the extent dividends received by the Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. The Trust will provide each Unitholder with information annually concerning what part of the Trust distributions are eligible for the dividends received deduction.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Trust so long as the Units of the Trust are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the Units of the Trust are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other noncorporate) Unitholders in excess of the distributions received from the Trust.

Distributions reinvested into additional Units of the Trust will be taxed to a Unitholder in the manner described above (i. e., as ordinary income, long-term capital gain or as a return of capital).

Under certain circumstances a Unitholder may be able to request an in kind distribution upon termination of the Trust. See "Amendment and Termination." Unitholders electing an in kind distribution of shares of Securities should be aware that the exchange is subject to taxation and Unitholders will recognize gain or loss based on the value of the Securities received. Investors electing an in kind distribution should consult their own tax advisers with regard to such transaction.

The federal tax status of each year's distributions will be reported to Unitholders and to the Internal Revenue Service. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back- up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding.

A Unitholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from the Trust which constitute dividends for Federal income tax purposes (other than dividends which the Trust designates as capital gain dividends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from the Trust that are designated by the Trust as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met: (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with respect to United States tax consequences of ownership of Units. Units in the Trust and Trust distributions may also be subject to state and local taxation and Unitholders should consult their tax advisors in this regard.

The foregoing discussion relates only to the federal income tax status of the Trust and to the tax treatment of distributions by the Trust to United States Unitholders.

Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker-dealers for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established.

PUBLIC OFFERING OF UNITS

PUBLIC OFFERING PRICE. During the initial offering period, Units of the Trust are offered at the Public Offering Price (which is based on the aggregate underlying value of the Securities in the Trust and includes the initial sales charge plus a pro rata share of any accumulated dividends in the Income Account of the Trust. The initial sales charge is equal to the difference between the maximum sales charge and the remaining deferred sales charge. The maximum sales charge is equal to 3.50% of the Public Offering Price per Unit (3.535% of the net amount invested). The deferred sales charge is equal to $0.25 per Unit.
The deferred sales charge will be collected on the first day of each month beginning on June 1, 1999 and ending on November 1, 1999. Unitholders purchasing Units after the initial deferred sales charge payment will be subject to the initial sales charge and any remaining deferred sales charge payments. Beginning on November 2, 1999, Units are offered at the secondary market
Public Offering Price (which is based on the aggregate underlying value of the Securities in the Trust and includes only an initial sales charge of 3.50% of the Public Offering Price which charge is equivalent to 3.535% of the net amount invested) plus a pro rata share of any accumulated dividends in the Income Account of the Trust. Such underlying value shall also include the proportionate share of any undistributed cash held in the Capital Account of the Trust. A portion of the Public Offering Price includes an amount of Securities to pay for all or a portion of the costs incurred in establishing the Trust. These costs include the cost of preparing the registration statement, the Trust indenture and other closing documents, registering
Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio, legal fees and the initial fees and expenses of the Trustee. These costs will be deducted from the Trust as of the end of the initial offering period.

The sales charge per Unit of the Trust in both the primary and secondary market will be reduced pursuant to the following graduated schedule:

                                 Sales Charge
                            ----------------------
                            Percent of  Percent of
                             Offering   Net Amount
       Number of Units*       Price      Invested
       ----------------     ----------  ----------
       Less than 10,000      3.500%      3.535%
       10,000 - 24,999       3.250%      3.232%
       25,000 - 49,999       3.000%      3.030%
       50,000 - 99,999       2.750%      2.778%
       100,000 or more       2.500%      2.525%

--------------------
* The breakpoint sales charges are also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor.

An investor may aggregate purchases of Units of the Trust for purposes of qualifying for the volume purchase discounts listed above. The reduced sales charge structure will apply on all purchases of Units in the Trust by the same person on any one day from any one dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Distribution of Units" below) by officers, directors and employees of the Sponsor and its affiliates and registered representatives of selling firms and by investors who purchase Units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

For purposes of calculating the applicable sales charge, purchasers who have indicated their intent to purchase a specified amount of Units of any Ranson sponsored unit investment trust in the primary offering period by executing and delivering a letter of intent to the Sponsor, which letter of intent must be in a form acceptable to the Sponsor and shall have a maximum duration of thirteen months, will be eligible to receive a reduced sales charge according to the following tables based on the amount of intended aggregate purchases as expressed in the letter of intent. A Unitholder who purchases Units during the letter of intent period in excess of the number of Units specified in a Unitholders letter of intent, the amount of which would cause the Unitholder to be eligible to receive an additional sales charge reduction, will be allowed such additional sales charge reduction on the purchase of Units which caused the Unitholder to reach such new breakpoint level on all additional purchases of Units during the letter of intent period. If the total purchases are less than the amount specified, the Unitholder involved must pay the Sponsor an amount equal to the difference between the amount paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied; the Unitholder will, however, be entitled to any reduced sales charge qualified for by reaching any lower breakpoint level.

As indicated above, the initial Public Offering Price of the Units was established by dividing the aggregate underlying value of the Securities by the number of Units outstanding. Such underlying value shall include the proportionate share of any cash held in the Capital Account. Such price determination as of the opening of business on the Initial Date of Deposit was made on the basis of an evaluation of the Securities in the Trust prepared by the Trustee. After the opening of business on the Initial Date of Deposit, the Evaluator will appraise or cause to be appraised daily the value of the underlying Securities as of the Evaluation Time on days the New York Stock Exchange is open and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received at or prior to the close of trading on the New York Stock Exchange on each such day. Orders received by the Trustee, Sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

The value of the Securities is determined on each business day by the Evaluator based on the closing sale prices on a national securities exchange or The Nasdaq National Market or by taking into account the same factors referred to under "Redemption-Computation of Redemption Price."

The minimum purchase is 100 Units (25 Units for retirement plans and Uniform Gifts to Minors Act purchases).

PUBLIC DISTRIBUTION OF UNITS. During the initial offering period, Units of the Trust will be distributed to the public at the Public Offering Price thereof. Upon the completion of the initial offering, Units which remain unsold or which may be acquired in the secondary market (see "Market for Units") may be offered at the Public Offering Price determined in the manner provided above.

The Sponsor intends to qualify Units of the Trust for sale in a number of states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Broker-dealers and others will be allowed a concession or agency commission in connection with the distribution of Units during the initial offering period of 2.50% of the Public Offering Price. In addition, volume concessions will be allowed as described in the table below. These volume concessions will be paid to a selling firm based on aggregate sales of all Ranson indexed equity unit investment trusts (currently Nasdaq-100 Index Trust, Nasdaq Financial Index Trust, S&P 500 Index Trust, S&P SmallCap 600 Index Trust and S&P REIT Index Trust Series) by the firm during a single calendar month.

         Aggregate Unit Sales         Additional Volume Concession
         --------------------         ----------------------------
         $500,000  -     $999,999                 .10%
       $1,000,000  -   $1,999,999                 .15%
       $2,000,000  -   $3,999,999                 .20%
       $4,000,000  -   $5,999,999                 .25%
       $6,000,000  -   $9,999,999                 .30%
      $10,000,000  -  $14,999,999                 .35%
      $15,000,000  -  $19,999,999                 .40%
      $20,000,000  -  $49,999,999                 .45%
      $50,000,000 or more                         .50%

Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks in the amounts shown above. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The Sponsor reserves the right to change the concessions or agency commissions set forth above from time to time. In addition to such concessions or agency commissions, the Sponsor may, from time to time, pay or allow additional concessions or agency commissions, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trust and other unit investment trusts underwritten by the Sponsor. At various times the Sponsor may implement programs under which the sales force of a broker or dealer may be eligible to win nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such broker or dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers or dealers for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the

Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold. The difference between the discount and the sales charge will be retained by the Sponsor.

The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

SPONSOR PROFITS. The Sponsor will receive gross sales charges equal to the percentage of the Public Offering Price of the Units of the Trust as stated under "Public Offering Price." In addition, the Sponsor may realize a profit (or sustain a loss) as of the Initial Date of Deposit resulting from the difference between the purchase prices of the Securities to the Sponsor and the cost of such Securities to the Trust, which is based on the evaluation of the Securities on the Initial Date of Deposit. Thereafter, on subsequent deposits the Sponsor may realize profits or sustain losses from such deposits. See "Portfolio." The Sponsor may realize additional profits or losses during the initial offering period on unsold Units as a result of changes in the daily market value of the Securities in the Trust.

MARKET FOR UNITS

After the initial offering period, while not obligated to do so, the Sponsor intends to, subject to change at any time, maintain a market for Units of the Trust offered hereby and to continuously offer to purchase said Units at prices, determined by the Evaluator, based on the value of the underlying Securities. Unitholders who wish to dispose of their Units should inquire of their broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof. The offering price of any Units resold by the Sponsor will be in accord with that described in the currently effective prospectus describing such Units. Any profit or loss resulting from the resale of such Units will belong to the Sponsor. The Sponsor may suspend or discontinue purchases of Units of the Trust if the supply of Units exceeds demand, or for other business reasons.

REDEMPTION

GENERAL. A Unitholder who does not dispose of Units in the secondary market described above may cause Units to be redeemed by the Trustee by making a written request to the Trustee at its Unit Investment Trust Division office in the city of New York and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers.

Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "Redemption Date") by payment of cash equivalent to the Redemption Price for the Trust, determined as set forth below under "Computation of Redemption Price," as of the Evaluation Time stated under "Essential Information," next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be canceled and any undivided fractional interest in the related Trust extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Securities in the Trust at the time of redemption.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing unpaid dividends shall be withdrawn from the Income Account of the Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account for the Trust. The Trustee is empowered to sell Securities for the Trust in order to make funds available for the redemption of Units of the Trust. Such sale may be required when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

To the extent that Securities are sold, the size and diversity of the Trust will be reduced but each remaining Unit will continue to represent approximately the same proportional interest in each Security. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities in the portfolio at the time of redemption.

The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the Trustee of Securities is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Securities in accordance with the Trust Agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

COMPUTATION OF REDEMPTION PRICE. The Redemption Price per Unit (as well as the secondary market Public Offering Price) will generally be determined on the basis of the last sale price of the Securities in the Trust. On the Initial Date of Deposit, the Public Offering Price per Unit (which includes the sales charge) exceeded the value at which Units could have been redeemed by the amount shown under "Essential Information." The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected and (ii) the value of the Securities in the Trust less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) any amount owing to the Trustee for its advances and (c) the accrued expenses of the Trust. During the initial offering period, the redemption price and the secondary market repurchase price will also include estimated organizational and offering costs. The Evaluator may determine the value of the Securities in the Trust in the following manner: if the Security is listed on a national securities exchange or the Nasdaq National Market, the evaluation will generally be based on the last sale price on the exchange or Nasdaq (unless the Evaluator deems the price inappropriate as a basis for evaluation). If the Security is not so listed or, if so listed and the principal market for the Security is other than on the exchange or Nasdaq, the evaluation will generally be made by the Evaluator in good faith based on the last bid price on the over-the-counter market (unless the Evaluator deems such price inappropriate as a basis for evaluation) or, if a bid price is not available, (1) on the basis of the current bid price for comparable securities,
(2) by the Evaluator's appraising the value of the Securities in good faith at the bid side of the market or (3) by any combination thereof. See "Public Offering of Units-Public Offering Price."

RETIREMENT PLANS

The Trust may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The Trust will waive the $1,000 minimum investment requirement for IRA accounts. The minimum investment is $250 for tax-deferred plans such as IRA accounts. Fees and charges with respect to such plans may vary.

The Trustee has agreed to act as custodian for certain retirement plan accounts. An annual fee of $12.00 per account, if not paid separately, will be assessed by the Trustee and paid through the liquidation of shares of the reinvestment account. An individual wishing the Trustee to act as custodian must complete a Ranson UIT/IRA application and forward it along with a check made payable to The Bank of New York. Certificates for Individual Retirement Accounts cannot be issued.

UNITHOLDERS

OWNERSHIP OF UNITS. Ownership of Units of the Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent by registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed as stated under "Redemption-General."

Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof, subject to the minimum investment requirement of 100 Units or $1,000. Fractions of Units, if any, will be computed to three decimal places. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

DISTRIBUTIONS TO UNITHOLDERS. Income received by the Trust is credited by the Trustee to the Income Account of the Trust. Other receipts are credited to the Capital Account of the Trust. Income received by the Trust will be distributed on or shortly after the 15th day of January, April, July and October of each year on a pro rata basis to Unitholders of record as of the preceding record date (which will be the first day of the related month). All distributions will be net of applicable expenses. There is no assurance that any actual distributions will be made since all dividends received may be used to pay expenses. In addition, amounts from the Capital Account of the Trust, if any, will be distributed at least annually to the Unitholders then of record. Proceeds received from the disposition of any of the Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to the Capital Account. The Trustee shall be required to make a distribution from the Capital Account if the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per 100 Units.
The Trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds). The Trustee is authorized to reinvest any funds held in the Capital or Income Accounts, pending distribution, in U.S. Treasury obligations which mature on or before the next applicable distribution date.
Any obligations so acquired must be held until they mature and proceeds therefrom may not be reinvested.

The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholders' pro rata share of the dividend distributions then held in the Income Account after deducting estimated expenses. Because dividends are not received by the Trust at a constant rate throughout the year, such distributions to Unitholders are expected to fluctuate. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. A person will become the owner of Units, and thereby a Unitholder of record, on the date of settlement provided payment has been received. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

As of the first day of each month, the Trustee will deduct from the Income Account of the Trust and, to the extent funds are not sufficient therein, from the Capital Account of the Trust amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Expenses of the Trust"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Capital Accounts of the Trust such amounts as may be necessary to cover redemptions of Units.

DISTRIBUTION REINVESTMENT. Unitholders may elect to have distributions of capital (including capital gains, if any) or dividends or both automatically invested into additional Units of the Trust without a sales charge. In addition, Unitholders may elect to have distributions of capital (including capital gains, if any) or dividends or both automatically invested without charge in shares of certain mutual funds underwritten or advised by Scudder Kemper Investments, Inc. at net asset value if such funds are registered in such Unitholder's state of residence. Since the portfolio securities and investment objectives of such mutual funds generally will differ significantly from those of the Trust, Unitholders should carefully consider the consequences before selecting such mutual funds for reinvestment. Detailed information with respect to the investment objectives and the management of such mutual funds is contained in the prospectus, which can be obtained from the Sponsor upon request. An investor should read the prospectus of the reinvestment fund selected prior to making the election to reinvest. Unitholders who desire to have such distributions automatically reinvested should inform their broker at the time of purchase or should file with the Program Agent referred to below a written notice of election.

Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Program Agent an election to have such distributions reinvested without charge. Such election must be received by the Program Agent at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Program Agent. See "Unitholders-Distributions to Unitholders."

The Program Agent is The Bank of New York. All inquiries concerning participating in distribution reinvestment should be directed to The Bank of New York at its Unit Investment Trust Division office.

STATEMENTS TO UNITHOLDERS. With each distribution, the Trustee will furnish or cause to be furnished to each Unitholder a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

The accounts of the Trust are required to be audited annually, at the related Trust's expense, by independent public accountants designated by the Sponsor, unless the Sponsor determines that such an audit would not be in the best interest of the Unitholders of the Trust. The accountants' report will be furnished by the Trustee to any Unitholder of the Trust upon written request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of the Trust a statement, covering the calendar year, setting forth for the Trust:

(A)  As to the Income Account:

  (1)  Income received;

  (2) Deductions for applicable taxes and for fees and expenses of the Trust and for redemptions of Units, if any; and

  (3) The balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; and

(B)  As to the Capital Account:

  (1) The dates of disposition of any Securities and the net proceeds received therefrom;

  (2) Deductions for payment of applicable taxes and fees and expenses of the Trust held for distribution to Unitholders of record as of a date prior to the determination; and

  (3) The balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; and

(C)  The following information:

  (1) A list of the Securities as of the last business day of such calendar year;

  (2) The number of Units outstanding on the last business day of such calendar year;

  (3) The Redemption Price based on the last evaluation made during such calendar year;

  (4) The amount actually distributed during such calendar year from the Income and Capital Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Dates for each such distribution.

RIGHTS OF UNITHOLDERS. A Unitholder may at any time tender Units to the Trustee for redemption. The death or incapacity of any Unitholder will not operate to terminate the Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of the Trust.

No Unitholder shall have the right to control the operation and management of the Trust in any manner, except to vote with respect to the amendment of the Trust Agreement or termination of the Trust.

INVESTMENT SUPERVISION

The Trust is a unit investment trust and is not an "actively managed" fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The portfolio of the Trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from the portfolio.

As a general rule, the only purchases and sales that will be made with respect to the Trust's portfolio will be those necessary to maintain, to the extent feasible, a portfolio which reflects the current components of the stock index, taking into consideration redemptions, sales of additional Units and the other adjustments referred to elsewhere in this prospectus. See "Trust Portfolio." Such purchases and sales will be made in accordance with the computer program utilized to maintain the related portfolio, the Trust Agreement and procedures to be specified by the Sponsor. The Sponsor may direct the Trustee to dispose of Securities and either to acquire other Securities through the use of the proceeds of such disposition in order to make changes in a portfolio or to distribute the proceeds of such disposition to Unitholders (i) as necessary to reflect any additions to or deletions from the stock index, (ii) as may be necessary to establish a closer correlation between the Trust portfolio and the stock index or (iii) as may be required for purposes of distributing to Unitholders, when required, their pro rata share of any net realized capital gains or as the Sponsor may otherwise determine. As a policy matter, the Sponsor currently intends to direct the Trustee to acquire round lots of shares of the Securities rather than odd lot amounts. Any funds not used to acquire round lots will be held for future purchases of shares, for redemptions of Units or for distributions to Unitholders. In the event the Trustee receives any securities or other properties relating to the Securities (other than normal dividends) acquired in exchange for Securities such as those acquired in connection with a reorganization, recapitalization, merger or other transaction, the Trustee is directed to sell such securities or other property and reinvest the proceeds in shares of the Security for which such securities or other property relates, or if such Security is thereafter removed from the stock index, in any new security which is added as a component of such index. In addition, the Sponsor will instruct the Trustee to dispose of certain Securities and to take such further action as may be needed from time to time to ensure that the Trust continues to satisfy the qualifications of a regulated investment company, including the requirements with respect to diversification under
Section 851 of the Internal Revenue Code, and as may be needed from time to time to avoid the imposition of any excise tax on the Trust as a regulated investment company.

Proceeds from the sale of Securities (or any securities or other property received by the Trust in exchange for Securities) are credited to the Capital Account for distribution to Unitholders or to meet redemptions. Except as stated under "The Trust Funds" for failed securities and as provided herein, the acquisition by the Trust of any securities other than the Securities is prohibited. The Trustee may sell Securities, designated by the Sponsor, from the Trust for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses.

ADMINISTRATION OF THE TRUST

THE TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of the Trust. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Unitholders."

In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the Securities held in the Trust. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of Securities comprising the Trust.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

THE SPONSOR. Ranson & Associates, Inc., the Sponsor of the Trust, is an investment banking firm created in 1995 by a number of former owners and employees of Ranson Capital Corporation. On November 26, 1996, Ranson & Associates, Inc. purchased all existing unit investment trusts sponsored by EVEREN Securities, Inc. Accordingly, Ranson & Associates, Inc. is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Ranson & Associates, Inc. is also the sponsor and successor sponsor of Series of The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. Ranson & Associates, Inc. is the successor to a series of companies, of first of which was originally organized in Kansas in 1935. During its history, Ranson & Associates, Inc. and its predecessors have been active in public and corporate finance and have sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Ranson & Associates, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts and serves as the financial advisor and as an underwriter for Kansas municipalities. The Sponsor's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241.

If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Trust Agreement and liquidate the Trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to the Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

THE EVALUATOR. Ranson & Associates, Inc., the Sponsor, also serves as Evaluator. The Evaluator may resign or be removed by the Trustee in which event the Trustee is to use its best efforts to appoint a satisfactory successor.
Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such registration or removal and appointment shall be mailed by the Trustee to each Unitholder.

AMENDMENT AND TERMINATION. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Trust Agreement with respect to the Trust may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66 2/3% of the Units then outstanding of the Trust, provided that no such amendment or waiver will reduce the interest of any Unitholder thereof without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders of the Trust.
In no event shall the Trust Agreement be amended to increase the number of Units of the Trust issuable thereunder or to permit the acquisition of any Securities in addition to or in substitution for those initially deposited in the Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Unitholders of the substance of any such amendment.

The Trust Agreement provides that the Trust shall terminate upon the liquidation, redemption or other disposition of the last of the Securities held in the Trust but in no event is it to continue beyond the Mandatory Termination Date set forth under "Essential Information." If the value of the Trust shall be less than the applicable minimum value stated under "Essential Information" (20% of the total value of Securities deposited in the Trust during the initial offering period), the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate the Trust. The Trust may be terminated at any time by the holders of Units representing 66 2/3% of the Units thereof then outstanding. In addition, the Sponsor may terminate the Trust if the stock index is no longer maintained.

No later than the Mandatory Termination Date set forth under "Essential Information," the Trustee will begin to sell all of the remaining underlying Securities on behalf of Unitholders in connection with the termination of the Trust. The Sponsor has agreed to assist the Trustee in these sales. The sale proceeds will be net of any incidental expenses involved in the sales.

The Sponsor will attempt to sell the Securities as quickly as it can during the termination proceedings without in its judgment materially adversely affecting the market price of the Securities, but it is expected that all of the Securities will in any event be disposed of within a reasonable time after the Trust's termination. The Sponsor does not anticipate that the period will be longer than one month, and it could be as short as one day, depending on the liquidity of the Securities being sold. The liquidity of any Security depends on the daily trading volume of the Security and the amount that the Sponsor has available for sale on any particular day.

It is expected (but not required) that the Sponsor will generally follow the following guidelines in selling the Securities: for highly liquid Securities, the Sponsor will generally sell Securities on the first day of the termination proceedings; for less liquid Securities, on each of the first two days of the termination proceedings, the Sponsor will generally sell any amount of any underlying Securities at a price no less than 1/2 of one point under the last closing sale price of those Securities. Thereafter, the price limit will increase to one point under the last closing sale price. After four days, the Sponsor currently intends to sell at least a fraction of the remaining underlying Securities, the numerator of which is one and the denominator of which is the total number of days remaining (including that day) in the termination proceedings without any price restrictions. Of course, no assurances can be given that the market value of the Securities will not be adversely affected during the termination proceedings.

Approximately thirty days prior to termination of the Trust, the Trustee will notify Unitholders of the termination and provide a form allowing qualifying Unitholders to elect an in kind distribution. A Unitholder who owns at least $1,000,000 in Units may request an in kind distribution from the Trustee instead of cash. The Trustee will make an in kind distribution through the distribution of each of the Securities of the Trust in book entry form to the account of the Unitholder's bank or broker-dealer at Depository Trust Company. The Unitholder will be entitled to receive whole shares of each of the Securities comprising the portfolio of the Trust and cash from the Capital Account equal to the fractional shares to which the Unitholder is entitled. The Trustee may adjust the number of shares of any Security included in a Unitholder's in kind distribution to facilitate the distribution of whole shares. The Sponsor may terminate the in kind distribution option at any time upon notice to the Unitholders. Special federal income tax consequences will result if a Unitholder requests an in kind distribution. See "Federal Tax Status."

Within a reasonable period after termination, the Trustee will sell any Securities remaining in the Trust and, after paying all expenses and charges incurred by the Trust, will distribute to Unitholders thereof (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Income and Capital Accounts of the Trust.

The Sponsor currently intends, but is not obligated, to offer for sale units of a subsequent series of the Trust at approximately the time of the Mandatory Termination Date. If the Sponsor does offer such units for sale, Unitholders may be given the opportunity to purchase such units at a public offering price which includes a reduced sales charge. There is, however, no assurance that units of any new series of the Trust will be offered for sale at that time, or if offered, that there will be sufficient units available for sale to meet the requests of any or all Unitholders.

LIMITATIONS ON LIABILITY. The Sponsor: The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith pursuant to the Trust Agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct or its reckless disregard for its duties thereunder. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Securities.

The Trustee: The Trust Agreement provides that the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of moneys, Securities or certificates except by reason of its own negligence, bad faith or willful misconduct, or its reckless disregard for its duties under the Trust Agreement, nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken by it in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereof. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Evaluator: The Trustee and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Trust Agreement provides that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment, but shall be liable for its gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the Trust Agreement.

EXPENSES OF THE TRUST

The Sponsor will not charge the Trust any fees for services performed as Sponsor. The Sponsor will receive a portion of the sale commissions paid in connection with the purchase of Units and will share in profits, if any, related to the deposit of Securities in the Trust.

The Trustee receives for its services that fee set forth under "Essential Information." However, in no event shall such fee amount to less than $2,000 in any single calendar year. The Trustee's fee which is calculated monthly is based on the largest number of Units of the Trust outstanding during the calendar year for which such compensation relates. The Trustee's fees are payable monthly on or before the fifteenth day of the month from the Income Account to the extent funds are available and then from the Capital Account.
The Trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds.

In its capacity as Supervisor, the Sponsor will charge the Trust a surveillance fee for services performed for the Trust in an amount not to exceed that amount set forth in "Essential Information" but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the Sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of the related Trust outstanding as of the January record date for any annual period.

For evaluation of the Securities in the Trust, the Evaluator shall receive that fee set forth under "Essential Information", payable monthly, based upon the largest number of Units of the Trust outstanding during the calendar year for which such compensation relates.

The Trustee's fee, Supervisor's fee and Evaluator's fee are deducted from the Income Account of the related Trust to the extent funds are available and then from the Capital Account. Each such fee may be increased without approval of Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index or any equivalent index substituted therefor.

The Nasdaq-100 Trust Licensor receives an annual fee from the Trust equal to the greater of (a) .02% of the average net asset value of the Trust computed quarterly or (b) a minimum of $7,000 during the first year of the Trust's life, $8,000 during the second year of the Trust's life and $9,000 thereafter. This fee covers the license to the Trust of the use of various trademarks and trade names as described under "The Nasdaq-100 Index." This fee may be increased annually by the amount of the increase, if any, in the Consumer Price Index for Urban Consumers, All Items, as issued by the Bureau of Labor Statistics, U.S. Department of Labor, over the prior twelve-month period.

The following additional charges are or may be incurred by the Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses, but not including any fees and expenses charged by an agent for custody and safeguarding of Securities) and of counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or the rights and interests of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of the Trust not resulting from negligence, bad faith or willful misconduct on its part or its reckless disregard for its obligations under the Trust Agreement; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the Trust Agreement; and (g) expenditures incurred in contacting Unitholders upon termination of the Trust. The fees and expenses set forth herein are payable out of the Trust and, when owing to the Trustee, are secured by a lien on the Trust. Since the Securities are all common stocks, and the income stream produced by dividend payments, if any, is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Securities to pay such amounts. These sales may result in capital gains or losses to Unitholders. See "Federal Tax Status." It is expected that the income stream produced by dividend payments will be insufficient to meet the expenses of the Trust and, accordingly, it is expected that Securities will be sold to pay all of the fees and expenses of the Trust.

LEGAL OPINIONS

The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

INDEPENDENT AUDITORS

The statement of net assets, including the Trust portfolio, of the Trust at the Initial Date of Deposit, appearing in this Prospectus and Registration Statement have been audited by Allen, Gibbs & Houlik, L.C., independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                              --------------------

REPORT OF ALLEN, GIBBS & HOULIK, L.C.
INDEPENDENT AUDITORS


UNITHOLDERS
RANSON UNIT INVESTMENT TRUSTS, SERIES 73

We have audited the accompanying statement of financial condition, including the Trust portfolio, of Ranson Unit Investment Trusts, Series 73, as of the opening of business on November 19, 1998, the Initial Date of Deposit. The statement of financial condition is the responsibility of the Sponsor. Our responsibility is to express an opinion on the statement of financial condition based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition. Our procedures included confirmation of the purchases of Securities to be deposited in the Trust by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall statement of financial condition presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Ranson Unit Investment Trusts, Series 73 as of November 19, 1998, in conformity with generally accepted accounting principles.



                             ALLEN, GIBBS & HOULIK, L.C.


Wichita, Kansas
November 19, 1998

RANSON UNIT INVESTMENT TRUSTS, SERIES 73

STATEMENT OF FINANCIAL CONDITION
AT THE OPENING OF BUSINESS ON NOVEMBER 19, 1998, THE INITIAL DATE OF DEPOSIT

TRUST PROPERTY

                                                Nasdaq-100
                                                  Trust
                                                ----------
Contracts to purchase Securities (1) (2)         $396,250
Total                                            $396,250
                                                ==========

NUMBER OF UNITS                                    40,025
                                                ==========

LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities-
  Organizational costs (3)                       $    595
  Deferred sales charge liability                  10,006
                                                ----------
                                                   10,601

Interest of Unitholders-
  Cost to investors (4)                           400,250
  Less:  Gross underwriting commission and
         organizational costs (4)                  14,601
                                                ----------
  Net interest to Unitholders (1) (2) (4)         385,649
                                                ----------
     Total                                       $396,250
                                                ==========

--------------------
Notes:

(1) Aggregate cost of the Securities is based on the last sale price evaluations as determined by the Trustee.

(2) An irrevocable letter of credit issued by The Bank of New York or cash has been deposited with the Trustee covering the funds (aggregating $396,825) necessary for the purchase of the Securities in the Trust represented by purchase contracts.

(3) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing and offering the Trust. The amount of these costs is set forth in the "Fee Table." A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which this obligation of the investors will be satisfied.

(4) The aggregate cost to investors includes the applicable sales charge assuming no reduction of sales charges for quantity purchases.

RANSON UNIT INVESTMENT TRUSTS, SERIES 73
NASDAQ-100 INDEX TRUST, SERIES 4-D

PORTFOLIO AS OF NOVEMBER 19, 1998

                                                                                                     Theoretical
                                                                                                    Percentage (%)
Portfolio                                                                                             of Total
   No.        Symbol     Company Name (1)                                Shares    Cost($)(1)      Market Value (2)
---------     ------     ----------------                                ------   ------------     ----------------
    1         MSFT       Microsoft Corporation                            100       10,975.00          21.47
    2         INTC       Intel Corporation                                100       10,987.50          14.68
    3         CSCO       Cisco Systems, Inc.                              100        7,287.50           9.04
    4         WCOM       MCI WORLDCOM, Inc.                               100        5,531.25           7.99
    5         DELL       Dell Computer Corporation                        100        6,387.50           6.46
    6         ORCL       Oracle Corporation                               100        3,356.25           2.59
    7         SUNW       Sun Microsystems, Inc.                           100        6,662.50           2.00
    8         AMGN       Amgen Inc.                                       100        7,925.00           1.60
    9         TCOMA      Tele-Communications, Inc.                        100        3,975.00           1.49
   10         YHOO       Yahoo! Inc.                                      100       19,012.50           1.41
   11         CMCSK      Comcast Corporation                              100        5,006.25           1.31
   12         ERICY      LM Ericsson Telephone Company                    100        2,581.25           1.15
   13         QWST       Qwest Communications International, Inc.         100        4,325.00           1.14
   14         COMS       3Com Corporation                                 100        3,856.25           1.10
   15         AMAT       Applied Materials, Inc.                          100        3,693.75           1.07
   16         COST       Costco Companies Inc.                            100        6,068.75           1.04
   17         ASND       Ascend Communications, Inc.                      100        5,387.50           0.94
   18         LVLT       Level 3 Communications, Inc.                     100        3,687.50           0.90
   19         HBOC       HBO & Company                                    100        2,606.25           0.89
   20         CPWR       Compuware Corporation                            100        5,993.75           0.87
   21         TLAB       Tellabs, Inc.                                    100        5,468.75           0.84
   22         BMCS       BMC Software, Inc.                               100        4,731.25           0.81
   23         SPLS       Staples, Inc.                                    100        3,512.50           0.79
   24         PAYX       Paychex, Inc.                                    100        5,262.50           0.68
   25         NXTL       Nextel Communications, Inc.                      100        2,281.25           0.49
   26         SPOT       PanAmSat Corporation                             100        4,168.75           0.49
   27         NETA       Network Associates, Inc.                         100        4,587.50           0.48
   28         BGEN       Biogen, Inc.                                     100        7,981.25           0.47
   29         CTAS       Cintas Corporation                               100        5,550.00           0.46
   30         NOVL       Novell, Inc.                                     100        1,631.25           0.46
   31         AMFM       Chancellor Media Corporation                     100        4,000.00           0.45
   32         LLTC       Linear Technology Corporation                    100        7,250.00           0.44
   33         MXIM       Maxim Integrated Products, Inc.                  100        4,100.00           0.43
   34         NOBE       Nordstrom, Inc.                                  100        3,450.00           0.40
   35         PSFT       PeopleSoft, Inc.                                 100        2,131.25           0.39

RANSON UNIT INVESTMENT TRUSTS, SERIES 73
NASDAQ-100 INDEX TRUST, SERIES 4-D-CONTINUED

                                                                                                     Theoretical
                                                                                                    Percentage (%)
Portfolio                                                                                             of Total
   No.        Symbol     Company Name (1)                                Shares    Cost($)(1)      Market Value (2)
---------     ------     ----------------                                ------   ------------     ----------------
   36         AAPL       Apple Computer, Inc.                             100        3,543.75           0.38
   37         ALTR       Altera Corporation                               100        4,900.00           0.38
   38         APCC       American Power Conversion Corporation            100        4,425.00           0.34
   39         PMTC       Parametric Technology Corporation                100        1,550.00           0.34
   40         CHIR       Chiron Corporation                               100        2,312.50           0.33
   41         QCOM       QUALCOMM Incorporated                            100        5,743.75           0.32
   42         ADCT       ADC Telecommunications, Inc.                     100        2,887.50           0.31
   43         AWIN       Allied Waste Industries, Inc.                    100        2,125.00           0.31
   44         BMET       Biomet, Inc.                                     100        3,500.00           0.31
   45         NSCP       Netscape Communications Corporation              100        3,925.00           0.31
   46         XLNX       Xilinx, Inc.                                     100        5,356.25           0.31
   47         FISV       Fiserv, Inc.                                     100        4,675.00           0.30
   48         PCAR       PACCAR Inc                                       100        4,800.00           0.30
   49         SBUX       Starbucks Corporation                            100        4,225.00           0.30
   50         BBBY       Bed Bath & Beyond Inc.                           100        2,600.00           0.29
   51         QTRN       Quintiles Transnational Corp.                    100        4,850.00           0.29
   52         CNTO       Centocor, Inc.                                   100        4,937.50           0.28
   53         CTXS       Citrix Systems, Inc.                             100        8,268.75           0.28
   54         QNTM       Quantum Corporation                              100        2,125.00           0.28
   55         USAI       USA Networks, Inc.                               100        2,856.25           0.28
   56         SNPS       Synopsys, Inc.                                   100        5,000.00           0.27
   57         GENZ       Genzyme General                                  100        4,187.50           0.26
   58         SIAL       Sigma-Aldrich Corporation                        100        3,193.75           0.26
   59         IMNX       Immunex Corporation                              100        7,750.00           0.25
   60         KLAC       KLA-Tencor Corporation                           100        3,656.25           0.25
   61         JCOR       Jacor Communications, Inc.                       100        5,925.00           0.24
   62         ADBE       Adobe Systems Incorporated                       100        4,487.50           0.22
   63         CEFT       Concord EFS, Inc.                                100        2,806.25           0.22
   64         ERTS       Electronic Arts Inc.                             100        4,562.50           0.22
   65         SSCC       Smurfit-Stone Container Corp                     100        1,293.75           0.22
   66         MOLX       Molex Incorporated                               100        3,500.00           0.21
   67         PHSYB      PacifiCare Health Systems, Inc.                  100        8,206.25           0.20
   68         APOL       Apollo Group, Inc.                               100        3,031.25           0.19
   69         FDLNB      Food Lion, Inc.                                  100          978.13           0.18
   70         RTRSY      Reuters Group PLC                                100        6,012.50           0.18
   71         MCCRK      McCormick & Company, Incorporated                100        3,375.00           0.17
   72         MUEI       Micron Electronics, Inc.                         100        2,225.00           0.17

RANSON UNIT INVESTMENT TRUSTS, SERIES 73
NASDAQ-100 INDEX TRUST, SERIES 4-D-CONTINUED

                                                                                                     Theoretical
                                                                                                    Percentage (%)
Portfolio                                                                                             of Total
   No.        Symbol     Company Name (1)                                Shares    Cost($)(1)      Market Value (2)
---------     ------     ----------------                                ------   ------------     ----------------
   73         STEI       Stewart Enterprises, Inc.                        100        2,250.00           0.17
   74         ADPT       Adaptec, Inc.                                    100        1,725.00           0.16
   75         MLHR       Herman Miller, Inc.                              100        2,312.50           0.16
   76         NWAC       Northwest Airlines Corporation                   100        2,437.50           0.16
   77         TECD       Tech Data Corporation                            100        4,200.00           0.16
   78         FORE       FORE Systems, Inc.                               100        1,681.25           0.15
   79         MCHP       Microchip Technology Incorporated                100        3,562.50           0.14
   80         FAST       Fastenal Company                                 100        4,243.75           0.13
   81         ROST       Ross Stores, Inc.                                100        3,350.00           0.13
   82         ANDW       Andrew Corporation                               100        1,775.00           0.12
   83         EFII       Electronics for Imaging, Inc.                    100        2,931.25           0.12
   84         ADSK       Autodesk, Inc.                                   100        3,062.50           0.11
   85         CBRL       Cracker Barrel Old Country Store, Inc.           100        2,287.50           0.11
   86         ATML       Atmel Corporation                                100        1,287.50           0.10
   87         GNCI       General Nutrition Companies, Inc.                100        1,650.00           0.10
   88         WTHG       Worthington Industries, Inc.                     100        1,300.00           0.10
   89         CATP       Cambridge Technology Partners, Inc.              100        1,906.25           0.09
   90         RXSD       Rexall Sundown, Inc.                             100        1,512.50           0.09
   91         ADTN       ADTRAN, Inc.                                     100        2,618.75           0.08
   92         FHCC       First Health Group Corp.                         100        1,400.00           0.07
   93         OXHP       Oxford Health Plans, Inc.                        100        1,031.25           0.07
   94         WCLX       Wisconsin Central Transportation Corporation     100        1,756.25           0.07
   95         PAIR       PairGain Technologies, Inc.                      100        1,150.00           0.06
   96         CEXP       Corporate Express, Inc.                          100          606.25           0.05
   97         DURA       Dura Pharmaceuticals, Inc.                       100        1,212.50           0.04
   98         PHYC       PhyCor, Inc.                                     100          668.75           0.04
   99         SYBS       Sybase, Inc.                                     100          612.50           0.04
  100         OFIS       U. S. Office Products Company                    100          509.38           0.01
                                                                                  -----------
                                                                                  $396,250.00
                                                                                  ===========

NOTES TO PORTFOLIO

(1) All or a portion of the Securities may have been deposited in the Trust. Any undelivered Securities are represented by "regular way" contracts for the performance of which an irrevocable letter of credit has been deposited with the Trustee. At the Initial Date of Deposit, the Sponsor has assigned to the Trustee all of its rights, title and interest in and to such undelivered Securities. Contracts to purchase Securities were entered into on November 18, 1998 and have an expected settlement date of November 23, 1998 (see "The Trust Fund"). The market value of each Security is based on the last sale price on the day prior to the Initial Date of Deposit. As of the Initial Date of Deposit, other information regarding the Securities is as follows:

                                  Cost to     Profit (Loss)
                                  Sponsor      to Sponsor
                                  --------    -------------
         Nasdaq-100 Trust         $396,825       $(575)

(2) The percentage listed under this heading represents each Security's proportionate relationship of all stocks based on market value as of the date set forth above. Because the stocks included in each stock index and the value of such stocks may change from time to time, and because the Trust may not be able to duplicate the stock index exactly, the percentages set forth above do not represent the actual weighting of each Security in the Trust portfolio on the Initial Date of Deposit or on any subsequent date. See "The Trust Portfolio."

CONTENTS                               PAGE
--------                               ----
SUMMARY                                  2
NASDAQ-100(Registered Trademark)
    INDEX LICENSING AGREEMENT            4
ESSENTIAL INFORMATION                    6
THE TRUST FUND                           9
THE TRUST PORTFOLIO                     10
THE NASDAQ-100 INDEX                    11
RISK FACTORS                            14
FEDERAL TAX STATUS                      16
PUBLIC OFFERING OF UNITS                19
 Public Offering Price                  19
 Public Distribution of Units           21
 Sponsor Profits                        22
MARKET FOR UNITS                        22
REDEMPTION                              22
 General                                22
 Computation of Redemption Price        23
RETIREMENT PLANS                        24
UNITHOLDERS                             24
 Ownership of Units                     24
 Distributions to Unitholders           25
 Distribution Reinvestment              26
 Statements to Unitholders              26
 Rights of Unitholders                  27
INVESTMENT SUPERVISION                  27
ADMINISTRATION OF THE TRUST             28
 The Trustee                            28
 The Sponsor                            29
 The Evaluator                          29
 Amendment and Termination              30
 Limitations on Liability               31
EXPENSES OF THE TRUST                   32
LEGAL OPINIONS                          33
INDEPENDENT AUDITORS                    33
REPORT OF INDEPENDENT AUDITORS          34
STATEMENT OF FINANCIAL CONDITION        35
PORTFOLIO                               36
NOTES TO PORTFOLIO                      39

------------------

      RANSON
       UNIT
    INVESTMENT
      TRUSTS

------------------


                        -------------------

                             NASDAQ-100
                            INDEX TRUST,
                             SERIES 4-D

                        -------------------












        PROSPECTUS NOVEMBER 19, 1998